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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 14, 2000

                                PerkinElmer, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

        1-5075                                           04-2052042
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(Commission File Number)                    (I.R.S. Employer Identification No.)

          45 William Street
       Wellesley, Massachusetts                               02481
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(Address of Principal Executive Offices)                    (Zip Code)

                                 (781) 237-5100
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              (Registrant's Telephone Number, Including Area Code)


          _____________________________________________________________
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

     On January 14, 2000, PerkinElmer, Inc. (the "Company") completed its acquisition of Vivid Technologies, Inc. ("Vivid"). Pursuant to an Agreement and Plan of Merger, dated as of October 4, 1999 (the "Merger Agreement"), among the Company, Venice Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("Merger Sub"), and Vivid, Merger Sub was merged with and into Vivid and, at 4:30 p.m. EST on January 14, 2000 (the "Effective Time"), Vivid became a wholly owned subsidiary of the Company (the "Merger").

     As a result of the Merger, each outstanding share of Vivid Common Stock, other than shares owned by the Company, was converted into the right to receive
0.1613 of a share (the "Exchange Ratio") of the Company's Common Stock. Pursuant to the terms of the Merger Agreement, no fractional shares of the Company's Common Stock will be issued in the Merger, and each Vivid stockholder who would otherwise be entitled to receive a fractional share of the Company's common stock will receive a cash equivalent based on a market value (as calculated in accordance with the Merger Agreement) of the Company's common stock of $40.14 per share. The purchase price was based upon the Company's determination of the fair value of Vivid, and the terms of the Merger Agreement were determined by arms-length negotiation among the parties.

     In addition, pursuant to the Merger Agreement, each outstanding option to purchase Vivid Common Stock under Vivid's stock option plans has been assumed by the Company (each, an "Assumed Option"). At the Effective Time, each Assumed Option became an option to purchase that number of shares of the Company's Common Stock as is equal (subject to rounding) to the number of shares of Vivid Common Stock that was subject to such option immediately prior to the Effective Time, multiplied by the Exchange Ratio.

     The foregoing summary of the Merger is qualified in its entirety by reference to the Company's Registration Statement on Form S-4, as amended (Commission File No. 333-91535), and the exhibits and reports filed therewith or incorporated therein by reference.

     A copy of the press release, dated January 17, 2000, announcing the acquisition of Vivid Technologies, Inc. is attached to this Current Report on Form 8-K as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.


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     (c)  Exhibits

          Exhibit 99.1 Press Release regarding Acquisition of Vivid Technologies, Inc. dated January 17, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PERKINELMER, INC.


Date:    January 27, 2000                     By: /s/ Terrance L. Carlson
                                                  ------------------------------
                                                  Name:  Terrance L. Carlson
                                                  Title: Senior Vice President
                                                          and General Counsel


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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

99.1           Press Release regarding Acquisition of Vivid Technologies, Inc.
               dated January 17, 2000.